UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

CARDIAC SCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19567	33-0465681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 797-3800

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2005, Cardiac Science, Inc. issued a press release to report its financial results for the quarter ended June 30, 2005. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

On August 4, 2005, Cardiac Science, Inc. held a conference call with analysts and investors to report its financial results for the quarter ended June 30, 2005. The transcript of the conference call is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 3, 2005.
99.2	Conference Call Transcript, dated August 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIAC SCIENCE, INC.

August 9, 2005	/s/ Roderick de Greef
Roderick de Greef
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 3, 2005.
99.2	Conference Call Transcript, dated August 4, 2005.